Exhibit 99.2

Q1 2024 Earnings Presentation May 6, 2024

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Disclaimers

Forward Looking Statements

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company's possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company's future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company's forward-looking statements: the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against the Company or others; future exchange and interest rates; and other risks and uncertainties indicated in this report, including those under "Risk Factors" in filings that have been made or will be made with the SEC. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA, Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS are useful to investors in evaluating the Company's financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included below, specific quantification of the charges excluded from the non-GAAP financial measures included in such financial guidance, including with respect to depreciation, amortization, interest, and taxes, that would be required to reconcile the non GAAP financial measures included in such financial guidance to GAAP measures are not available, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. In addition, the Company's debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA, Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS are significant components in understanding and assessing the Company's financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of net income to EBITDA, Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS.

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

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Summary

Net Sales: Q1 '24 vs. Q1 '23 increased 9% to a record $104mm compared to $95mm driven by strongest domestic quarter ever offset by lower international net sales

Adjusted EBITDA[1]: Q1 '24 vs. Q1 '23 increased 6% to $38mm compared to $35mm driven by higher net sales

High-profile customer card programs launched this quarter including limited edition American Express Delta Reserve, Robinhood Gold Card, and variety of fintechs and international banks

Card issuers reported growth in Q1 '24 and have maintained a positive outlook for the year ahead, indicating continued investments in customer acquisition and retention due to sustained consumer demand

Given strong cash generation, the Board of Directors declared a special cash dividend of $0.30 per share reflecting commitment to delivering value to stockholders as well as confidence in continuing to generate strong free cash flow

Reiterating guidance for full year 2024 net sales expected to be in the range of $408mm to $428mm and adjusted EBITDA of $147mm to $157mm

[1] Adjusted EBITDA is a non-GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix

Key Highlights – New Metal Card Programs 4 TP Bank - Vietnam Robinhood - US Delta Reserve (Amex) - US Citibanamex - Mexico Bradesco (Amex) - Brazil Atlas – US Rogers Bank - Canada Lloyds Bank - UK

- 32% 30% 14% 4% 51% 9% -40% -20% 0% 20% 40% 60% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 American Express JP Morgan Chase Recent Trends across Payment Cards 1 American Express & JP Morgan Chase Earnings Presentations 2 American Express Earnings Presentations CompoSecure’s Largest Customers Report Continued Purchase Volume Growth vs. Prior Year Year over Year Purchase Volume Growth 1 5 American Express Hit 3.4mm New Cards in Q1 ’24 Behind Robust Investments New Card Acquisitions & Investment 2 2.9 2.6 2.5 1.0 1.4 1.7 2.1 2.4 2.6 2.7 3.0 3.2 3.3 3.0 3.4 3.0 2.9 2.9 3.4 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 New Cards (MM) Marketing & Business Development Spend ($B)

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Card Issuer and Payment Network Sentiment

AMERICAN EXPRESS

"We are pleased with this growth and continue to expect to exit the year with some further momentum reflecting our cycle of product refreshes. In the quarter, we acquired 3.4 million new cards, demonstrating the demand we are seeing for our products and the investments we've made. Importantly, acquisition of our premium fee-based products accounted for around 70% of new accounts and the spend revenue and credit profiles of our new card members continue to look strong.

On the marketing line, we increased investments to $1.5 billion in the first quarter. We continue to be pleased with the strong, high-quality customer acquisition and engagement we see as a result of these actions, and we are on track to increase marketing spend in 2024 versus last year." – *Christophe Le Caillec (CFO)*[1]

Capital One

"Total company marketing expense of about $1 billion for the quarter was up 13% year over year. Total company marketing drives growth and builds franchise in our Domestic Card and Consumer Banking businesses and builds and leverages the value of our brand. Our choices in Domestic Card are the biggest driver of total company marketing. We continue to see attractive growth opportunities in our Domestic Card business. Our opportunities are enhanced by our technology transformation. Our marketing continues to deliver strong new account growth across the domestic Card business…We continue to lean into marketing to drive resilient growth and enhance our Domestic Card franchise." – *Rich Fairbank (CEO)*[1]

JPMorgan Chase & Co.

"Consumers remain financially healthy, supported by a resilient labor market. While cash buffers have largely normalized, balances are still above pre-pandemic levels and wages are keeping pace with inflation. When looking at a stable cohort of customers, overall spend is in line with the prior year." – *Jeremy Barnum (CFO)*[1]

VISA

"There is a very long runway ahead and I remain excited about Visa's future growth opportunity in consumer payments. We continue to capture that growth by delivering innovative and secure payment solutions for buyers and sellers, including new credentials and issuance, tap-to-pay and e-commerce." – *Ryan McInerney (CEO)*

[1]Q1 '24 Earnings Transcripts
[2]Q2 '24 Earnings Transcript

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Arculus Capabilities

The Arculus Cold Storage wallet has recently launched multi-card/wallet support allowing customers to split assets among multiple cards




$33,955.61
ARCULUS

	Arculus Authenticate	Arculus Cold Storage
Capability	Hardware-bound PassKey authenticator	Crypto and NFT hardware cold storage wallet
Use Cases	• Secure login on any iPhone, Android phone, or platform enabled with FIDO2 technology • New device authentication (on-boarding new phone) • Customer support authentication to call center • Step-up authentication for high-risk transactions	• Advanced three-factor authentication (biometric, PIN, and tapping card) • Securely store, send, and receive digital assets via user-friendly mobile application • Secure element with NFC connectivity (no battery or charging required)
Example	• Secure account and prevent hackers from gaining access to banking or social media app	• Generate, store, and secure keys for digital assets such as Bitcoin, Ethereum, Cardano, Solano, and many more
Distribution Channels	• White-labeled or co-branded solution sold through businesses for usage by their customer base	• White-labeled or co-branded solution sold through businesses for usage by their customer base • Direct to consumer

Financial Overview

Q1 2024 Results $37.8mm Q1 ‘24 Q2 YTD ‘22 Net Sales $104.0mm 36.3% $17.1mm 53.1% $95.3mm $10.7mm 56.0% $35.5mm 37.2% 9% Record domestic quarter offset by lower international sales 59% (289 bps) 6% (92 bps) Net Income Gross Margin Adjusted EBITDA 1 Adjusted EBITDA Margin 1 Q1 ‘23 % Change Commentary 1 Adjusted EBITDA and Adjusted EBITDA Margin are non - GAAP financial metrics. For a reconciliation of Adjusted EBITDA to the most - c omparable GAAP metric, please see the Appendix to this presentation The decrease was primarily due to inflationary pressure on wages as well as product mix Includes $4.3mm positive benefit when comparing Q1 ‘24 vs. Q1 ‘23 from re - valuation of warrant, earnout consideration, & derivatives liability driven by change in stock price Excludes net change from re - valuation of earnout & warrants Q1 ‘24 includes ($1.8mm) net impact from Arculus investment 9

$74 $78 $84 $86 $93 $22 $21 $13 $14 $11 $95 $99 $97 $100 $104 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 International Domestic Net Sales Trend International mix for the trailing 12 months was 15% of total net sales, but is expected to increase in the balance of year to be more in line with long range view of business of approximately 20% In millions International Domestic 13% 87% 21% 79% 14% 86% 10 23% 77 % TTM = $59mm (15% of Total) - 29% vs. Prior TTM TTM = $341mm (85% of Total) +11% vs. Prior TTM 11% 89%

Balance Sheet (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended March 3 1, 2024 and December 31, 2023 respectively 11 Q4 202 3 A Q 1 202 4 A ($mm) Assets Current Assets $41 $55 Cash & cash equivalents 40 35 Accounts receivable, net 53 55 Inventories 5 5 Prepaid expenses and other Current assets 139 150 Total Current Assets 25 25 Property and equipment, net 24 26 Deferred tax assets 13 13 Other assets $201 $214 Total assets Liabilities and Members' Equity Current Liabilities $5 $5 Accounts payable 12 13 Accrued expenses 14 12 Other current liabilities 10 12 Current portion of long - term debt 41 42 Total current liabilities 198 192 Long - term debt, net of deferred finance costs 128 128 Convertible Debt, net of debt discount 40 49 Other liabilities $407 $411 Total liabilities (206) (197) Members' Equity $201 $214 Total liabilities and members' equity

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the three months ended March 31, 202 4 and 2023 respectively 12

Q1 Earnings per Share: GAAP 20.6mm 3 Basic Q2 YTD ‘22 GAAP Net Income $17.1mm $0.20 $4.0mm 1 Three months ended 3/31/24 Three months ended 3/31/23 $17.1mm $16.0mm 2 96.2mm 4 $0.17 $10.7mm $10.7mm $2.3mm $10.7mm 17.6mm 94.7mm $0.13 $0.11 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted 13 Source: Company Financials 1 25.6% of net income of $17.5mm of operating entities plus 100% of C - Corp net loss of $0.5mm. 2 25.6% of net income of $17.5mm of operating entities plus 100% of C - Corp net loss of $0.5mm. plus exchangeable notes, equity awa rds and Class B shares of $12.0mm 3 Weighted - average outstanding Class A Shares . 4 Outstanding Class A Shares 20.6mm plus equity awards 2.7mm, exchangeable notes 13.0mm and Class B units of 59.9mm

Q1 Adjusted Earnings per Share 80.5mm 3 Basic Q2 YTD ‘22 GAAP Net Income $17.1mm $0.29 $23.1mm 1 Three months ended 3/31/24 Three months ended 3/31/23 $17.1mm $23.1mm 1 91.3mm 4 $0.25 $10.7mm $10.7mm $20.6mm 2 $20.6mm 2 77.6mm 3 89.8mm 5 $0.27 $0.23 Adjusted Net Income Total Shares used in EPS Adjusted EPS 6 Diluted Basic Diluted 14 Source: Company Financials 1 GAAP Net Income of $17.1mm less Additional Tax Provision of $7.2mm plus Fair Value/Mark to Market Changes for Warrants and Ea rn outs and Equity Awards Adjustment of $13.2mm. 2 GAAP Net Income of $10.7mm less Additional Tax Provision of $6.9mm plus Fair Value/Mark to Market Changes for Warrants and Ea rn outs and Equity Awards Adjustment of $16.8mm. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus 8.1mm Public Warrants (Converted Using Treasury Stock Method) and 2.7mm Equity A wa rds. 5 Outstanding Class A plus Class B Shares plus 8.1mm Public Warrants (Converted Using Treasury Stock Method) and 4.1mm Equity A war ds 6 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix

2024 Guidance Reaffirming full year net sales and adjusted EBITDA guidance Net Sales Adjusted EBITDA 1 2023A $391mm $145mm 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation $408mm - $428mm $147mm - $157mm 2024F +4% / +10% B/(W) vs. ‘23 +1% / +8% B/(W) vs. ’23 15

2024 Company Objectives Grow and diversify metal payment cards while delivering exceptional quality to our customers Innovate across products, processes and platforms to differentiate from competition and continue emphasis on environmental impact Drive Arculus Authenticate and Cold Storage by demonstrating to our customers the value proposition of both hardware and software solutions Maintain margins through improved quality, production efficiency, sourcing optimization, and automation Grow Metal Payment Cards 16 Innovate Across Functions Demonstrate Arculus Success Enhance Efficiency 1 4 3 2 Continue to evolve as a world - class organization, innovator, and employer of choice to deliver unparalleled customer and shareholder value Focus On Our People 5

Investor Relations Contact ir.composecure.com Sean Mansouri 720 - 330 - 2829 ir@composecure.com 17 17

Appendix

CompoSecure, Inc. (Nasdaq: CMPO) Summary Equity Capitalization Table (with net exercise model) As of March 31, 2024 Holders # of Shares Issued & Outstanding # of Shares Issued & Outstanding Public Shareholders: Class A 20.6mm 20.6mm Historic CompoSecure Owners : Class B 60.0mm 60.0mm Subtotal 80.6mm 80.6mm Holders # of Shares Reserved for Immediately Exercisable In - The - Money Options # of Shares Reserved for Immediately Exercisable In - The - Money Options (assuming net exercise) 1 Merger Rollover Options 3.3mm 2.6mm Subtotal 83.9mm 83.2mm Convertible Instruments # of Shares Reserved for Conversion # of Shares Reserved for Conversion (assuming net exercise) Public Warrants 2 22.4mm 8.1mm Exchangeable Notes 3 11.3mm 11.3mm Grand Total 117.6mm 102.6mm Notes: The table above excludes shares which may be issued in the future for contingent “earnout”, equity incentive plan, emp loy ee stock purchase plan, and 401K plan 1 Assumes exercise net of strike price, valuation at assumed FMV of $10.00 2 Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00 3 Assumes $11.50 strike price with redemption (at company’s discretion) after three years if FMV exceeds $14.95 19

Statement of Operations (Unaudited) 20 Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the three months ended Mar ch 31, 2024 and 2023 and twelve months ended December 31, 2023 and 2022 respectively Note: Totals may not sum due to rounding 1 Includes other income (expense) and income tax (expense) benefit as presented in annual and interim financial statements FY 2022A FY 2023A Q1 2023A Q1 2024A ($mm) Revenue $378 $391 $95 $104 Net Sales (159) (182) (42) (49) Cost of Sales $220 $209 $53 $55 Gross Profit Operating Expenses (105) (90) (24) (24) Selling, general and administrative $115 $119 $29 $31 Income from operations Other expense 17 (6) (18) 14 Other income (expense), net 1 $132 $113 $11 $17 Net Income

Non - GAAP Adjusted EBITDA Reconciliation (Unaudited) Source: Company financials Non - Cash Equity Awards : Equity based expenses related to the equity incentive plan Non - Cash Mark - to - Market Adjustments : Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets . 1 2 1 2 21 FY 2022A FY 2023A Q1 2023A Q1 2024A $mm $131.8 $112.5 $10.7 $17.1 Net Income 22.5 24.1 6.5 5.7 Interest Expense 8.5 8.4 2.0 2.2 Depreciation and Amortization 4.4 4.6 (1.2) (0.8) Tax benefit $167.2 $149.6 $18.0 $24.2 Unadjusted EBITDA 11.5 17.5 4.0 4.4 Non - Cash Stock Comp Expense (42.5) (22.1) 13.4 9.2 Mark - to - market Adjustments ($31.0) ($4.6) 17.4 13.6 Total EBITDA Adjustments $136.2 $145.0 $ 35. 5 $37.8 Adjusted EBITDA 35.9% 37.1% 37.2% 36.3% Adjusted EBITDA %

Non - GAAP EPS Reconciliation (Unaudited) 22 Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares Three Months Ended March 31, 2023 Three Months Ended March 31, 2024 DILUTED BASIC DILUTED BASIC ($mm) $10.7 $10.7 $ 17. 1 $ 17. 1 GAAP Net Income (1.2) (1.2) (0.8) (0.8) Adjust for tax (benefit) expense (5.6) (5.6) (6.4) (6.4) Tax Provision $3.9 $3.9 $9.8 $9.8 Tax Adjusted Net Income $16.7 $16.7 $13.2 $13.2 Stock Based Compensation and Fair Value Adjustment $20.6 $20.6 $ 23. 1 $ 23. 1 Total Adjusted Net Income 77.6 77.6 80.5 80.5 Class A + Class B Shares 8.1 - 8.1 - Public & Private Warrants 1 4.1 - 2.7 - Equity Awards 2 89.8 77. 6 91.3 80.5 Total Shares $0.23 $0.27 $0.25 $0.29 EPS 1 Calculated using the Company’s blended tax rate 2 Includes changes in fair value of warrant liability and earnout consideration liability 3 Assumes both Class A shares and Class B shares participated in earnings and are outstanding at the end of the period. 4 Assumes treasury stock method, valuation at assumed FMV of $18.00 5 The Company did not include the effect of Exchangeable Notes in its total shares outstanding used in diluted adjusted net inc om e per share.